SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 29, 2013 (June 19, 2013)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 19, 2013, Inergy, L.P., (“Inergy”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing the closing of the transactions contemplated by that certain Contribution Agreement (the “Contribution Agreement”), dated as of May 5, 2013, by and among Inergy, Inergy GP, LLC, Crestwood Gas Services Holdings LLC (“Crestwood Gas Holdings”) and Crestwood Holdings LLC. Pursuant to the Contribution Agreement, Crestwood Gas Holdings agreed to contribute (the “Contribution”) all of the membership interests of Crestwood Gas Services GP LLC (“Crestwood Gas”) to Inergy in exchange for 35,103,113 common units of Inergy and 4,387,889 subordinated units of Inergy.

On July 23, 2013, Inergy filed Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to the Original 8-K to include the audited historical consolidated financial statements of Crestwood Gas for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, and the related notes thereto. Amendment No. 1 also included the unaudited pro forma condensed combined consolidated statement of operations of Inergy for the year ended December 31, 2012.

On August 6, 2013, Inergy filed Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to the Original 8-K to include updated audited historical consolidated financial statements of Crestwood Gas for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, and the related notes thereto, and also to provide Management’s Discussion and Analysis of Financial Condition and Results of Operations related to those financial statements. This Amendment No. 3 on Form 8-K/A (“Amendment No. 3”) amends and supplements the Original 8-K, Amendment No. 1 and Amendment No. 2 (collectively, the “Amended 8-K”) to file the financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations related to those financial statements described in Item 9.01(a). No other changes are being made to the Amended 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited historical consolidated financial statements of Crestwood Gas Services GP LLC for the three months ended March 31, 2013 and March 31, 2012, and the related notes thereto, and Management’s Discussion and Analysis of Financial Condition and Results of Operations related to those financial statements, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed combined consolidated financial information of Inergy, L.P. for the three months ended March 31, 2013, and related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Financial Information for Crestwood Gas Services GP LLC

99.2	Inergy, L.P. Unaudited Pro Forma Condensed Combined Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its General Partner

Date: August 29, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell Sr. Vice President – Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Financial Information for Crestwood Gas Services GP LLC

99.2	Inergy, L.P. Unaudited Pro Forma Condensed Combined Consolidated Financial Information

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